LOAN PARTICIPATION AGREEMENT


     LOAN PARTICIPATION AGREEMENT (this "Agreement") dated as of August _, 1997 between MORGAN GUARANTY TRUST COMPANY OF NEW YORK (the "Bank") and WELLSFORD REAL PROPERTIES, INC. (the "Participant").

     Reference is made to the Revolving Credit Agreement dated as of August _, 1997 (the "Credit Agreement") between the various entities named therein as "Borrower" (said entities, together with any other entity who becomes liable under the terms of the Credit Agreement, are hereinafter collectively referred to as the "Borrower") and the Bank, a copy of which has been furnished to the Participant. Capitalized terms used herein without definition shall have the respective meanings ascribed thereto in the Credit Agreement. Pursuant to the terms of the Credit Agreement, the Bank is committed, subject to the terms and conditions thereof, to make a loan (collectively, the "Loan") in advances to the Borrower from time to time in an aggregate principal amount not to exceed $70,000,000 at any one time outstanding and with the aggregate principal amount of all Advances made under the Credit Agreement not to exceed $80,000,000 (the "Commitment").

     On the following terms and conditions, the Bank hereby agrees to sell and the Participant hereby agrees to purchase an undivided junior interest (the "Junior Participation") in the Loan and each of the Advances. The maximum aggregate outstanding principal amount of the Junior Participation is $35,000,000, and the relationship which the aggregate outstanding principal amount of (a) as to the Participant, the Junior Participation, and (b) as to the Bank, the sum of (i) the Senior Participation (as hereinafter defined) plus (ii) any Default Senior Interest (as hereinafter defined) plus (iii) any Bank Junior Participation (as hereinafter defined), as the case may be, bears to the aggregate outstanding principal amount of the Loan made or to be made by the Bank (determined at any given time after giving effect to any assignment by the Bank of any of its right, title and interest under the Credit Agreement but without giving effect to the sale of this or any other participation therein) is hereinafter called the "Participation Percentage". The Junior Participation will be payable in accordance with Section 2 below and shall bear interest at an annual rate equal to 1.50% in excess of the interest rate payable under the Note as in effect from time to time (the "Junior Participation Rate"). The Bank will retain a senior interest in the Loans (the "Senior Participation") payable in accordance with Section 2 below, which Senior Participation shall bear interest at an annual rate equal to the interest rate payable under the Note as in effect from time to time less 1.50% (the "Senior Participation Rate"). For purposes of this Agreement, the term "Note" shall mean the promissory note executed by Borrower in favor of the Bank in the maximum principal amount of $70,000,000 together with any modification thereof made in accordance with Section 4(f) below.

     1.   ADVANCES; SERVICING ADVANCES

     (a) Upon the Bank's receipt of a Preliminary Borrowing Request from the Borrower and all required documentation in support thereof, the Bank shall, provided it has approved such Preliminary Borrowing Request, promptly furnish to the Participant a copy thereof as well as all documents and information furnished by or on behalf of the Borrower in connection therewith. The Participant shall have five (5) Business Days to review the Preliminary Borrowing Request.
In the event that upon receiving a Preliminary Borrowing Request the Participant delivers a certification to the Bank (a "Dispute Notice"), which Dispute Notice must be received by the Bank within five (5) Business Days following Participant's receipt of the Preliminary Borrowing Request, certifying that the Participant has determined in good faith that the Collateral Value calculated by the Bank after giving effect to the new Advance is too high, the Participant shall not be obligated to fund its share of the new Advance. In the event the Participant does not deliver to the Bank a written revocation of the Dispute Notice within one Business Day after delivering the Dispute Notice, the Participant shall be deemed to have elected not to fund its share of such new Advance and shall also be deemed to have automatically waived its right to fund any future Advance made pursuant to the Credit Agreement. In the event that the Participant fails to deliver a Dispute Notice by the end of such fifth Business Day, the Participant shall be deemed to have waived its rights under this paragraph (a) and shall be obligated to fund its share of the new Advance in accordance with paragraph
(c) of this Section 1. Any Dispute Notice shall include reasonable back-up for such determination.

     (b) In the event the Participant timely delivers a Dispute Notice, the Bank shall fund one hundred percent (100%) of the Advance and shall be deemed to be the owner of a fifty percent (50%) Senior Participation in such Advance and a new junior participation (a "Bank Junior Participation") evidencing the remaining fifty percent (50%) interest in such Advance, which Bank Junior Participation shall be pari passu with the Junior Participation held by the Participant and shall bear interest at the Junior Participation Rate in accordance with Section 2 below, provided, however, that all payments received by the Bank on account of such Advance shall nonetheless be aggregated with payments received by the Bank on account of the balance of the Loan for purposes of distributions under Section 2.

     (c) Provided that the Preliminary Borrowing Request has been approved by the Bank, and unless a Dispute Notice has been timely delivered in accordance with paragraph (a) above and not revoked, upon the Bank's receipt of a Borrowing Request, a copy of which the Bank shall promptly furnish to the Participant, the Participant will before 10:00 a.m. (New York City time) on the date of the requested borrowing set forth in the Borrowing Request, make available to the Bank at its office at 60 Wall Street, New York, New York 10260, funds immediately available in the amount of fifty percent (50%) of the new Advance. The Note evidencing, and all other documents relating to, the Loan will be retained by the Bank but copies thereof will be furnished to the Participant. To evidence the Junior Participation the Bank has provided the Participant with a loan participation certificate (the "Junior Certificate") in the form annexed hereto and hereby authorizes the Participant to endorse on the Junior Certificate the dates and the amount of each advance in respect of the Junior Participation and the amount of each payment of principal which the Bank advises the Participant has been credited to its account.

     (d) In the event that the Participant fails to advance the funds requested in connection with any Advance when required, the Bank shall, to the extent required to comply with its obligations under the Credit Agreement, fund 100% of such Advance or obtain an alternative source of funding for such portion of the Advance. If the Bank funds 100% of such Advance, the Participant covenants and agrees that it shall, subject to the terms of the penultimate sentence of this paragraph (d), reimburse the Bank in the amount of 50% of such Advance together with interest on such amount calculated at the interest rate of two percent in excess of the Junior Participation Rate payable from the day such Advance was made by the Bank through and including the day the Participant reimburses the Bank for funding the Participant's share of such Advance, which repayment obligation as to both principal and interest shall be subject to a credit in the amount of any principal or interest, respectively, received from time to time by the Bank or the provider of any alternative financing as the holder of the applicable Default Senior Interest (as defined below). Such reimbursement shall be made by wire transfer to the account indicated by the Bank. In the event that the Participant fails to reimburse the Bank as provided in this paragraph within three (3) Business Days after the Bank funds on behalf of the Participant, or in the event that an alternative source of funding is obtained by the Bank, then the Bank or such alternative source of funding shall be deemed the owner of a new senior participation interest (a "Default Senior Interest") evidencing a senior participation as to the portion of such Advance that was payable by the Participant, payable at the same senior priority as the Senior Participation in the balance of the Loan in accordance with Section 2 below, provided, further, that any Default Senior Interest shall bear interest at the Junior Participation Rate for so long as it remains outstanding. At any time following the issuance of a Default Senior Interest, the Participant, prior to reimbursing the holder of the Default Senior Interest, shall provide ten (10) days prior written notice of its intention to effect such reimbursement. The holder of the Default Senior Interest shall notify the Participant within five (5) Business Days of its receipt of such notice of its election to either (i) accept reimbursement from the Participant in which case upon receipt of such full reimbursement of principal and interest the Default Senior Interest shall be assigned to the Participant and automatically immediately converted to a Junior Participation or (ii) reject the reimbursement and retain the Default Senior Interest in which case the reimbursement obligation of the Participant under this paragraph (d) shall automatically terminate with respect to the subject Advance. Nothing herein shall be deemed a waiver of any other rights or remedies of the Bank provided hereunder, at law or in equity in connection with any refusal by the Participant to fund its share of any Advance.

     (e) The Bank reserves the right, but is not obligated, to make advances of all amounts necessary for the payment of hazard insurance premiums, water rates, real estate taxes, assessments or other public charges, or other items necessary for the protection of the security of any mortgage or deed of trust securing the Loan or the preservation of any mortgaged property to the extent funds held in mortgage escrows are insufficient to pay for such items. In the event that the Bank determines that such an advance (a "Servicing Advance") is necessary or appropriate in connection with the Loan or any property which has been converted to real estate owned status following the exercise of any remedies, the Bank shall, in the absence of an emergency, use reasonable efforts to consult with the Participant prior to making a
Servicing Advance.   While the Bank shall use reasonable efforts to consult
with the Participant, other than in the case of an emergency, the determination of the Bank shall be conclusive in the event that the parties disagree. In the event, however, that the Participant is servicing the Loan in accordance with Section 4(d) and 4(e) below, the Participant shall have the right, after consulting with the Bank, to make a Servicing Advance with respect to the Loan in the event that the Participant reasonably determines that such an advance is necessary to protect the security of the collateral or preserve the then existing condition of the mortgaged property. Servicing Advances shall bear interest from the date advanced until repaid at the same rate of interest payable by the Borrower under the Loan Documents (the "Servicing Advance Rate") with respect to such advances and will be reimbursed to the Bank and/or the Participant, as the case may be, together with interest thereon, in accordance with Section 2 below.

     (f) In the event that the Participant fails to fund the amount requested in connection with the funding of any Advance within the applicable time period, the Participant shall reimburse the Bank for all reasonable and necessary out-of-pocket costs and expenses actually incurred by the Bank, directly or indirectly, as a result of the Participant's failure to fund within the applicable time period, which reimbursement shall be made within 10 days after receipt by the Participant of copies of invoices and/or statements from the Bank itemizing such costs and expenses.


     2.   DISTRIBUTIONS

     (a) With respect to prepayments of principal actually received by the Bank in respect of the Loan such prepayments shall be promptly applied:

          (i) First, to the Bank and the Participant, on a pari passu basis in relation to the respective amounts of unreimbursed Servicing Advances and Asset Audit Expenses owing to the Bank and the Participant, to reimburse the Bank and the Participant for any unreimbursed Servicing Advances together with interest thereon at the Servicing Advance Rate and to reimburse the Bank and the Participant for any unreimbursed Asset Audit Expenses; and

          (ii) Second, to the Bank and the Participant, on a pari passu basis, based upon their respective Participation Percentages.

     (b) With respect to all other payments of principal actually received by the Bank in respect of the Loan, such payments shall be promptly applied:

          (i) First, to the Bank and the Participant on a pari passu basis in relation to the respective amounts of unreimbursed Servicing Advances and Asset Audit Expenses owing to the Bank and the Participant, to reimburse the Bank and the Participant for any unreimbursed Servicing Advances together with interest thereon at the Servicing Advance Rate and to reimburse the Bank and the Participant for any unreimbursed Asset Audit Expenses;

          (ii) Second, to the Bank to repay all principal amounts due and owing to the Bank as the holder of the Senior Participation and any Default Senior Interest in the Loan; and

          (iii) Third, only to the extent of any remaining funds representing such principal payments, to the Bank and the Participant on a pari passu basis, to the extent of the Junior Participation held by the Participant and any Bank Junior Participation held by the Bank.

     (c) With respect to payments of interest actually received by the Bank in respect of the Loan, such payments will be promptly applied:

          (i) First, to the Bank and the Participant on a pari passu basis, to repay any accrued and unpaid interest on any Servicing Advances by such party at the Servicing Advance Rate;

          (ii) Second, to the Bank to repay all accrued and unpaid interest on the Senior Participation at the Senior Participation Rate and any Default Senior Interest at the Junior Participation Rate; and

          (ii) Third, to the Bank and the Participant on a pari passu basis, to repay all accrued and unpaid interest on any Bank Junior Participation held by the Bank and the Junior Participation held by the Participant, at the Junior Participation Rate.

     (d) Notwithstanding anything herein to the contrary, the fees payable under Section 3.01 of the Credit Agreement shall be solely for the account of the Bank and shall be retained by the Bank for its own account. In addition, any late fees and, notwithstanding anything to the contrary set forth in
Section 2(c) above, any incremental increases in the interest rate under the Loan paid by the Borrower on account of a default rate of interest being in effect (but only to the extent of the incremental increase in the interest rate as opposed to the base rate of interest which shall remain payable in accordance with Section 2(c) above) shall be divided between the Bank and the Participant in accordance with their respective Participation Percentage at the time of payment.

     (e) In addition to the payments of debt service on the Loan to be distributed as set forth above, payments received by the Bank under any guaranty or indemnification provision under any Loan Document shall (i) be distributed in accordance with paragraphs (a) through (c) above of this
Section 2 to the extent such payments relate to principal or interest on the Loan and (ii) in the event such payment relates to obligations of the Borrower other than the payment of the Loan, such payment shall be distributed to the Bank and the Participant based upon the actual losses suffered by each such party in connection with the event giving rise to such payment.


     3.   RETURN OF FUNDS

     If the Bank should for any reason make any payment to the Participant in anticipation of the receipt of funds from the Borrower or any guarantor and such funds are not received by the Bank from the Borrower or any guarantor on the date payment is due, then the Participant shall, on demand of the Bank, forthwith return to the Bank any such amounts transferred to the Participant by the Bank in respect of the Junior Participation plus interest thereon from the day such amounts were transferred by the Bank to the Participant to, but not including, the day such amounts are returned by the Participant at a rate per annum equal to the effective Federal Funds Rate. If the Bank is required at any time to return to the Borrower or any guarantor or to a trustee, receiver, liquidator, custodian or other similar official any portion of the payments made by the Borrower or any guarantor to the Bank, then the Participant shall, on demand of the Bank, forthwith return to the Bank any such payments transferred to the Participant by the Bank in respect of the Junior Participation, but without interest on such payments (unless the Bank is required to pay interest on such amounts to the person recovering such payments).

     4.   SERVICING

     (a) The Bank will exercise the same care in making and in handling the Loan as the Bank exercises with respect to loans in which no participations are granted. All moneys received by the Bank under the Loan shall be held by the Bank as trustee for the Participant to be disbursed in accordance with
Section 2 above. Except as expressly provided herein, the Bank does not assume any other duties or responsibility.

     (b) The Bank may make such inspections of the mortgaged properties from time to time in accordance with its customary practices. The Bank shall notify the Participant at least three Business Days prior to any such inspection such that representatives of the Participant can, at their own expense, accompany the Bank on any such inspection. Any written report prepared by or on behalf of the Bank in connection with an inspection shall be promptly furnished to the Participant. In no event shall the Bank be obligated to take any action to effect repairs and correct any deficient structural, environmental or physical conditions on any of the mortgaged properties.

     (c) The Bank shall promptly furnish to the Participant copies of all quarterly and annual financial statements received from the Borrower. At any time that the Bank recalculates the Collateral Value, the Bank shall promptly furnish to the Participant the results of its determination. In the event that the Participant requests that the Bank recalculate the Collateral Value, the Bank shall perform such recalculation, provided, however, that the Bank shall not be obligated to recalculate the Collateral Value more than once every two months. In addition, upon the request of the Participant, the Bank shall also furnish to the Participant, at the Participant's cost, such other information within the Bank's possession relating to the Loan, any Advance or a mortgaged property as the Participant may from time to time reasonably request.

     (d) To the extent there occurs an Event of Default under any Mortgage or the Note, the Participant shall assume the servicing of the Loan and shall complete an asset audit containing a discussion of the economics of the Loan and the related mortgaged property and a recommended course of action for the Loan within 10 days of receiving notice from the Bank that such a default has occurred unless such default is cured prior thereto. The results of any asset audit shall be put into a concise memorandum format by the Participant and forwarded, together with a copy of all documents prepared by or on behalf of the Participant in connection with such asset audit, to the Bank. The cost of such asset audit (the "Asset Audit Expense") will be borne by Participant, subject to reimbursement in accordance with Section 2 above. To the extent that Participant is not fully reimbursed for an Asset Audit Expense within thirty (30) days following the incurrence of such expense pursuant to distributions under Section 2, then the Bank shall promptly reimburse the Participant for fifty percent (50%) of the applicable Asset Audit Expense, subject to reimbursement in accordance with Section 2.

     (e) In the event that the Bank agrees with the recommendations of the Participant set forth in the asset audit, or in the event that the Bank does not object to such recommendations within ten (10) days following receipt of the asset audit, the Participant shall, in the name of the Bank, implement the course of action set forth in the approved (or deemed approved) asset audit. Prior to commencing the pursuit of such remedies, however, the Participant shall instruct outside counsel acceptable to the Bank to review the documents evidencing and securing the Loan for enforceability, the effect of any laws affecting remedies (including, without limitation, election of remedies doctrines, anti-deficiency rules and single action rules) and any technical defaults, and, subject to outside counsel's recommendations and findings regarding state laws affecting remedies, commence enforcing such agreed upon remedies. In the event the Bank disagrees with the recommendations of the Participant set forth in the asset audit and if the Bank and the Participant are unable to reach an agreement as to the course of action to be taken within thirty (30) days following delivery of the original asset audit, the Participant shall have the right to accelerate the Loan and commence foreclosure proceedings under any Mortgage or Mortgages, provided, however, that no foreclosure or similar proceeding shall be completed and no deed-in-lieu of foreclosure shall be accepted unless the Participant has previously obtained an updated phase I environmental study (and phase II if necessary) with respect to the property or properties subject to such foreclosure action which is reasonably acceptable to the Bank. In connection with any foreclosure proceeding or any other action taken by the Participant pursuant to the first sentence of this paragraph (e), the Bank shall cooperate with the Participant so as to enable the Participant to accelerate the Loan and legally commence foreclosure proceedings or take such other agreed upon actions, whether through the execution and delivery of a limited power of attorney or otherwise. Notwithstanding anything herein to the contrary, in the event that the Participant has defaulted in any of its obligations under this Agreement beyond any applicable grace period, including, without limitation, failing to deliver an asset audit in accordance with this Section, all decisions as to the election and pursuit of remedies shall belong to the Bank. In no event shall any other remedies be pursued without the written consent of the Bank, which consent shall not be unreasonably withheld or delayed.

     (f) Except as otherwise provided in this Agreement, the Bank reserves the sole right and responsibility to enforce the obligations of the Borrower and any other entity obligated in respect of the Loan, and may, in its sole discretion, and shall have the sole and exclusive right to (i) agree to any modification of any of the terms of the Loan or the Note or any other agreement or instrument evidencing, securing or otherwise relating to the Loan, (ii) waive any of such terms or give or withhold consents or approvals to any action or failure to act by the Borrower or any such other agreement or instrument and (iii) exercise or refrain from exercising, or waive, any rights or powers the Bank may have in respect thereof, provided that (x) prior to agreeing to any such amendment or waiver (except as otherwise set forth in clause (y) below), the Bank shall consult with the Participant, provided that in the event that the Bank and the Participant disagree, the decision of the Bank shall be final and conclusive and (y) no amendment or waiver shall increase the Junior Participation or subject the Participant to any additional obligation, reduce the principal of the Junior Participation or the rate of interest on the Note, increase the amount of the Commitment, modify the eighty (80%) percent loan to value requirement set forth in the Credit Agreement, postpone the date fixed for payment of principal of or interest on the Junior Participation or the Note or otherwise modify or grant a waiver with respect to the Loan or any document relating thereto in a manner which would materially adversely affect the Participant's rights thereunder or hereunder without the prior written consent of the Participant.


     (g) In the event that the Participant is servicing the Loan as contemplated by paragraphs (d) and (e) above of this Section 4, the Participant will exercise the same care in servicing the Loan as the Participant exercises with respect to loans held by the Participant for its own account. All moneys received by the Participant under or in respect of the Loan shall be held by the Participant as trustee for the Bank and shall be immediately remitted to the Bank to be disbursed in accordance with
Section 2 above. Except as expressly provided herein, the Participant does not assume any other duties or responsibilities.

     (h) The Bank shall maintain customary books and records in respect of the Loan in accordance with its standard practices. Such books and records shall be made available for copying and inspection by the Participant at the Participant's cost and expenses during normal business hours upon not less than three Business Days' prior written notice. The Bank and the Participant shall notify each other as to any material default under the Loan which comes to such party's attention or any other matter which in the Bank's or the Participant's respective judgment might adversely affect the parties' respective interests hereunder or any documents relating thereto.

     5.   LIMITATIONS ON LIABILITY

     The Bank shall not, in the absence of gross negligence or willful misconduct, be under any liability to the Participant with respect to anything which it may do or refrain from doing which may seem to the Bank to be necessary or desirable in connection with its obligations hereunder. Without in any way limiting the foregoing, the Bank may rely upon the advice of counsel concerning legal matters and upon any written communication or telephone conversation which it believes to be genuine and correct or to have been signed, sent or made by the proper person and shall not be required to make an inquiry concerning the performance by the Borrower of its obligations under the Credit Agreement or in respect of the Loan. Except for the Bank's obligation to cooperate with the Participant under Section 4(e) above in order to enable the Participant to accelerate the Loan and commence foreclosure proceedings, the Bank shall have no obligation to make any claim on, or assert any lien upon, or assert any setoff against, any property held by it, and if it elects to do so with respect to any property other than collateral for the Loan, the Bank may in its discretion apply the same against indebtedness of the Borrower other than its indebtedness in respect of the Loan. The Bank may accept deposits from, make loans or otherwise extend credit to, and generally engage in any kind of Bank or trust business with, the Borrower or any other entity obligated in respect of the Loan.

     6.   INDEMNIFICATION OF THE BANK

     The Participant agrees to indemnify the Bank for its Participation Percentage of any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature against it in any way relating to or arising out of the Loan, the Note or the transactions contemplated thereby or the enforcement of any of the terms thereof, provided that the Participant shall not be liable for any of the foregoing to the extent they arise from the Bank's gross negligence or willful misconduct. This indemnity shall survive termination of this Agreement.

     7.   DISCLAIMERS BY THE BANK

     The Bank makes no representation or warranty in connection with, and shall have no responsibility with respect to, the solvency, financial condition, or statements of the Borrower, or the validity and enforceability of the obligations of the Borrower in respect of the Loan or Note. The Participant acknowledges that it has, independently and without reliance on the Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to purchase the Junior Participation and will continue to be responsible for making its own independent appraisal of the business, affairs and financial condition of the Borrower.

     8.   ASSIGNMENT AND TRANSFERS

     This Agreement may not be assigned by one party without the prior written consent of the other party, nor may the Participant transfer the Junior Participation in whole or in part to any other person without the prior written consent of the Bank, which consent in the case of a transfer by the Participant of all or any portion of the Junior Participation shall not be unreasonably withheld or delayed. The Bank may sell other participation in the Loan and/or assign any of its right, title or interest therein, provided that the aggregate principal amount of all such participations does not exceed the aggregate principal amount of such loans made or to be made by the Bank, after giving effect to any such assignment. In addition, the Bank shall have the right at any time to delegate any of its servicing responsibilities hereunder without obtaining the consent of the Participant, provided, however, that as between the Bank and the Participant, the Bank shall be remain primarily liable for such delegated activities subject to the limitations set forth in this Agreement.

     9.   GOVERNING LAW

     This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     10.  NOTICES

     Any communications provided for or permitted hereunder shall be in writing and, unless otherwise expressly provided herein, shall be sent as follows to:

          (i)  in the case of the Bank:

          Morgan Guaranty Trust Company of New York
          60 Wall Street
          New York, New York 10260
          Attention: Larry Blume
          Fax No.:  (212) 648-5138

          with a copy to:

          Swidler & Berlin, Chartered
          3000 K Street, N.W.
          Washington, D.C. 20007
          Attention: Kenneth G. Lore, Esq
          Fax No. 202-424-7645

          (ii) in the case of the Participant:
          Wellsford Real Properties, Inc.
          610 Fifth Avenue
          New York, New York 10020
          Attention: Gregory F. Hughes
          Fax: (212) 333-2323

          with a copy to:

          Robinson Silverman Pearce Aronsohn & Berman LLP
          1290 Avenue of the Americas
          New York, New York 10014
          Attn:     Alan S. Pearce, Esq.
          Fax: (212) 541-1411

or as to each such person such other address as may hereafter be furnished by such person to the parties hereto in writing. Any communication required or permitted to be delivered to any of the foregoing shall be deemed to have been duly given when sent by electronic means to the facsimile number listed above, with a copy mailed first class, postage prepaid, to the address of the party.

     11.  SEVERAL NATURE

     If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

     12.  SUCCESSORS AND ASSIGNS

     The provisions of this Agreement shall be binding upon and, subject to the limitations set forth in Section 8 above, inure to the benefit of the respective successors and assigns of the parties hereto. No other person, including, without limitation, the Borrower, shall be entitled to any benefit or equitable right, remedy or claim under this Agreement.

     13.  HEADINGS; CONSTRUCTION OF AGREEMENT

     The headings of various sections of this Agreement are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof. The Participant acknowledges that it was represented by competent counsel in connection with the negotiation and drafting of this Agreement and that this Agreement shall not be subject to the principle of construing the meaning against the Person who drafted same.

     14.  NO PARTNERSHIP

     Nothing herein is intended to create a joint venture, partnership, tenancy-in-common, or joint tenancy relationship between the Bank and the Participant.

     15.  COUNTERPARTS

     This Agreement may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, and all of which shall together constitute one and the same agreement.

                    [signatures follow on next page]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                              MORGAN GUARANTY TRUST COMPANY
                                 OF NEW YORK



                              By: /s/ L. Blume
                                  ____________________________________
                              Name:  L. Blume
                              Title: Vice President

                              By: /s/ Benjamin J. Costello
                                  ____________________________________
                              Name:  Benjamin J. Costello
                              Title: Vice President


                              WELLSFORD REAL PROPERTIES, INC.


                              By: /s/ Gregory F. Hughes
                                  ___________________________________
                              Name: Gregory F. Hughes
                              Title: CFO

                       LOAN PARTICIPATION CERTIFICATE


     Morgan Guaranty Trust Company of New York (the "Bank") hereby certifies that it has sold to Wellsford Real Properties, Inc. (the "Participant") a participation (the "Junior Participation") and has received from the Participant funds in the aggregate amount endorsed on the grid attached hereto shown at any time as outstanding and unpaid in respect of the Junior Participation, both pursuant to the Loan Participation Agreement dated as of August__, 1997 between the Bank and the Participant (the "Participation Agreement") relating to a Loan under the Credit Agreement dated as of August__, 1997 between the various borrowing entities named therein (the "Borrower"), and Morgan Guaranty Trust Company of New York, the Bank (the "Credit Agreement"). The Junior Participation shall bear interest at an annual rate equal to 1.50% in excess of the interest rate payable under the Note as in effect from time to time.

     This Loan Participation Certificate is issued pursuant to, and the Junior Participation evidenced hereby is subject to, the terms of the Participation Agreement and the Credit Agreement. Terms used but not defined herein shall have the meanings set forth in the Credit Agreement.

                              MORGAN GUARANTY TRUST COMPANY
                                  OF NEW YORK




                              By: /s/ L. Blume
                                  ____________________________________
                              Name:  L. Blume
                              Title: Vice President


                              By: /s/ Benjamin J. Costello
                              Name:  Benjamin J. Costello
                              Title: Vice President

                     ADVANCES AND PAYMENTS OF PRINCIPAL


                              Amount of      Outstanding
Date of      Amount of        Principal      Principal      Notation
Advance      Participation    Repaid         Balance        Made By